(r) BB&T 21st Annual Transportation Services Conference - February 15, 2006 William P. Greubel, CEO Robert J. Smith, Sr. VP & CFO

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We can give not assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Forward-Looking Statements

Founded as start-up in 1985 Rapid sales growth throughout 1990s Leading industry position since 1994 Annual trailer production: 56,000 2005 (1 plant @ 16/5) ~61,000 2006 estimate (1 plant @ 16/5) ~70,000 peak in 1999 (3 plants @ 24/7) Dramatic turnaround in operating margins Strong balance sheet Wabash is positioned for share growth and improved profitability Company Overview

Wabash Today: Well-Positioned for Sustained Growth Manufacturing turnaround completed 2005 operational issues behind us Branch operations turnaround complete Well-positioned to capture top-line growth & bottom-line profitability Market leadership Strong brand recognition "Best-in-class" technology Breadth of product offerings and innovations Diversified customer base and long-term relationships Extensive distribution network Industry outlook remains healthy in the near-term "Replacement" cycle to extend beyond 2007

Well-Positioned for Sustained Growth: Recognized Leader in Trailer Industry Market leadership No. 1 in van trailers (29% market share in 2005) No. 2 in total trailers (20% market share in 2005) Number 1 or 2 in each of the last 10 years Most well-known brands in the industry

Well-Positioned for Sustained Growth: Comprehensive Product Offering & Innovations Product line: Dry Vans Pups Refrigerated Flatbeds Intermodal Innovations: LED Mini- Marker EZ-7(r) Plug WP Axle DuraPlate Door(r) SolarGuard Roof(r)

Proprietary composite trailers offer several advantages vs. standardized equipment Longer trailer life Low maintenance cost Increased durability Enhanced trade in values Well-Positioned for Sustained Growth: Leader in Technological Innovation - DuraPlate(r) DuraPlate(r) Volume % of Total Units Significant additional share opportunity - represents <15% penetration Over 260k DuraPlate(r) trailers produced - approximately a third of dry vans sold are DuraPlate(r) Reduced $: "Total Cost of Ownership" 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 7288 17983 36649 36755 24782 27275 30260 37371 41316 West 15.1 29.5 52.5 55.5 78.2 78.6 81.02825 80 80

Well-Positioned for Sustained Growth: Solid, Long-Standing Customer Relationships

Well-Positioned for Sustained Growth: "Mid-Market" - Proven Growth Engine Non-Partner Partner East 0.39 0.61 Others Top 10 Carriers Mid-Market East 0.38 0.11 0.52 2000 Top 10 Carriers: 11% (Historic focus) Other: 38% Mid-market: 52% Current Focus Non-Partner Accounts Partner Accounts Non-Partner Partner East 0.67 0.33 Non-Partner Partner East 51 49 2002 2003 2004 Source: Eno Transportation Foundation Market driven by technology, service & productivity with 1,250 fleets (~1mm trailers) Results to date (2004 - 2005) 900 new customers, 14,000 units ordered 132 Mid-Market customers, 10,000 units ordered Over $290mm in new business Goal: 30% share by 2008 vs. 15% today Changing Customer Base - Growing Presence in Mid-Market Non-Partner Partner East 0.63 0.37 2005

Industry Outlook: Freight Tonnage Growth ATA's Truck Tonnage Index (Seasonally Adjusted; 2000=100) Truck Tonnage 1/1/2000 107 2/1/2000 105.6 3/1/2000 98.8 4/1/2000 97.4 5/1/2000 99 6/1/2000 100 7/1/2000 98.4 8/1/2000 99.9 9/1/2000 98.2 10/1/2000 98.9 11/1/2000 99.1 12/1/2000 98 1/1/2001 99.4 2/1/2001 98.2 3/1/2001 99.1 4/1/2001 98.9 5/1/2001 101.6 6/1/2001 99.6 7/1/2001 100.2 8/1/2001 101 9/1/2001 99.1 10/1/2001 99.2 11/1/2001 98.8 12/1/2001 98 1/2/2002 100.2 2/2/2002 101 3/2/2002 103 4/2/2002 100 5/2/2002 103.3 6/2/2002 103.4 7/2/2002 105 8/2/2002 104.8 9/2/2002 105.6 10/2/2002 105 11/2/2002 105.3 12/2/2002 106.7 1/3/2003 105.5 2/3/2003 104.8 3/3/2003 105.6 4/3/2003 107.6 5/3/2003 105.4 6/3/2003 106 7/3/2003 106.5 8/3/2003 106 9/3/2003 106.8 10/3/2003 107.8 11/3/2003 108.3 12/3/2003 110.6 1/4/2004 109.5 2/4/2004 111.4 3/4/2004 112.1 4/4/2004 114.6 5/4/2004 113.7 6/4/2004 114.5 7/4/2004 113.7 8/4/2004 112.7 9/4/2004 112.7 10/4/2004 112.8 11/4/2004 113.8 12/4/2004 112.6 1/4/2005 118.9 2/4/2005 115.5 3/4/2005 115.3 4/4/2005 114.3 5/4/2005 115 6/4/2005 114.8 7/4/2005 114.4 8/4/2005 113.5 9/4/2005 113.9 10/4/2005 114.2 11/4/2005 116.4 12/4/2005 113.3 1999 Peak: 108 12/05 =113.3 Levels continue to be higher than previous peak Industry remains in replacement mode Capacity remaining relatively level

1/1/2003 4/1/2003 7/1/2003 10/1/2003 1/1/2004 4/1/2004 7/1/2004 10/4/2005 1/1/2005 4/1/2005 7/1/2005 10/1/2005 1/1/2006 Industry 43.1 48.6 47.3 42.1 81.5 64.6 57.7 55.6 78.8 64.4 48.4 50 81 WNC 10.1 7.2 10 7.1 17.1 10.4 11 12.6 14 23.4 10 8.9 16 Industry Outlook: Wabash Net Orders Trend Upward Units (000's) Source: ACT Research and Company Data Strong backlog of $516mm Units (000's)

Industry Outlook: Wabash Current Order Dynamics ASP ^ Flat Raw material and component pricing - mixed Aluminum ^ - reopening backlog Steel ^ ^ Tires ^ - surcharge Class 8 capex. Smaller mid sized fleets indecision Core / large fleets in or finalizing 2006 requirements Recent survey showed fleets would order same as 2005 High quoting activity More emphasis on DuraPlate(r) and reefer products Expect 2 point share improvement in 2006 Current pace: 60% of plan

1999 2000 2001 2002 2003 2004 2005 2006E 2007E 2008E 2009E 2010E Class 8 Trucks 280722 206555 118682 148236 141429 216521 272226 274861 160411 282673 260862 160000 Total Trailers 318788 275223 140100 142658 183162 235953 253200 259700 259400 269400 257200 280800 Industry Outlook: Positive Industry Momentum Units Source: ACT Research U.S. Truck & Trailer Industry Shipments Class 8 Truck Trailers ACT considers 200,000 - 225,000 units normalized build rate No major peak expected in trailer cycle Trailer replacement

Industry Outlook: Van Trailer Forecast and Wabash Market Share Middle market initiative driving increased share in a growing market Wait until DuraPlate(r) replacement kicks in Source: Van projections based on ACT Research Industry Production (Units) Trailer Replacement Dry Vans WNC Market Share Reefers

Financial Highlights ($ in millions) 2003* 2004 2005 Sales $829 $1,041 $1,214 Gross Profit $ 67 $ 126 $ 135 % Margin 8% 12% 11% EBITDA $ 38 $ 89 $ 96 % Margin 5% 9% 8% EBIT $ 17 $ 70 $ 80 % Margin 2% 7% 7% * Note pro forma for effect of asset sale and refinancing Focus on profitability Capex programs beginning to kick in

Financial Highlights * Note pro forma for effect of asset sale and refinancing High cash flow generation Strong balance sheet with no bank debt ($ in millions) 2003* 2004 2005 EBIT $ 17 $ 70 $ 80 D&A $ 21 $ 19 $ 16 Capex $ 7 $ 15 $ 31 EBITDA - Capex $ 31 $ 74 $ 65 Cash $ 13 $ 42 $ 67 Debt (Inc. Convert) $227 $128 $126 Shareholders' Equity $ 22 $165 $279

Multiple Earnings Growth Catalysts Improving / lengthening cycle Share gain / mid-market DuraPlate(r) and reefer growth Continuous improvement - labor, materials & line rate Automated assembly lines Supply Chain - alternative sourcing New ERP system Component rationalization Product design standardization Process simplification Sales Gross Margin SG&A Capacity available Income Statement Catalysts

Structural Margin Improvement Achieving peak margins at only 75% of peak volumes despite commodity price headwinds Source: ACT Research and WNC estimates Automation / share growth / material sourcing Prior Peak 1999 2005 Future Industry Build 306 K 254K 275 K - 290 K Wabash Build 70 K 52K 65 K - 75 K Gross Margin 9.1% 11.1% 12%-18% EBITDA Margin 6.8% 7.9% 9%-15%